FORM OF
                                   PROXY CARD










                                   DETACH HERE

                                      PROXY
                       FIRST TRUST VALUE LINE(R) 100 FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       SPECIAL MEETING ON __________, 2007

The undersigned holder of shares of the First Trust Value Line(R) 100 Fund (the "Fund"), a placeStateMassachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 8:00 a.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement dated ____________, 2007, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

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         PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
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HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

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FIRST TRUST VALUE LINE(R) 100 FUND

C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586




[First Trust Value Line(R) 100 Fund]


  [GRAPHIC OF        Please mark
   CHECKED           votes as in
   BOX OMITTED]      this example.



This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PLAN AND REORGANIZATION.

Approval of the Agreement and Plan of Reorganization and the transactions contemplated therein as discussed in the Prospectus/Proxy Statement dated __________, 2007.

   VOTE       |   |                    VOTE        |   |
   FOR        |   |                    AGAINST     |   |

   Mark box at right if an address change or | | comment has been noted on the reverse side | | of this card.

   PLEASE SIGN, DATE AND RETURN PROMPTLY
   IN THE ENCLOSED ENVELOPE.

   NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


Signature: _______________________________  Date: __________________

Signature: _______________________________  Date: __________________